UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

NetApp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27130	77-0307520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Olsen Drive
San Jose, California		95128
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 822-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the 2021 Equity Incentive Plan

The Board of Directors (the "Board") of NetApp, Inc. (the "Company") previously approved, subject to stockholder approval, an amendment to the Company's 2021 Equity Incentive Plan (the "2021 Plan") to increase the share reserve by an additional 3,250,000 shares of the Company's common stock, to provide for a number of compensation governance best practices, and to make a number of other clarifying and conforming changes. At the Company's annual meeting of stockholders held on September 11, 2024 (the "Annual Meeting") the Company's stockholders approved the amendment. A description of the material terms and conditions of the 2021 Plan was previously reported in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 26, 2024 under the heading "Proposal 4 Amendment to the Company's 2021 Equity Incentive Plan" and is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At Annual Meeting, the stockholders of the Company elected the following individuals to serve as members of the Board for a term expiring at the next annual meeting of stockholders and until their respective successors are duly elected and qualified. No members of the Board had continuing terms without election. Abstentions do not impact the outcome of the vote for director elections.

Nominee	Votes For	Votes Against	Abstentions	Broker Nonvotes*
T. Michael Nevens	155,723,074	11,032,640	200,331	17,362,688
Deepak Ahuja	165,528,001	1,279,383	148,661	17,362,688
Anders Gustafsson	164,192,037	2,598,864	165,144	17,362,688
Gerald Held	161,847,655	4,957,235	151,155	17,362,688
Deborah L. Kerr	166,416,659	396,365	143,021	17,362,688
George Kurian	165,961,799	757,407	236,839	17,362,688
Carrie Palin	164,412,634	2,390,492	152,919	17,362,688
Scott F. Schenkel	163,314,023	3,481,011	161,011	17,362,688
June Yang	166,624,953	171,340	159,752	17,362,688

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an advisory vote on Named Executive Officer compensation.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
158,142,708	7,935,380	877,957	17,362,688

The proposal was approved.

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 25, 2025.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
168,559,074	15,474,914	284,745	0

The proposal was approved.

3.	Proposal to approve an amendment to the 2021 Plan.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
111,026,080	55,721,429	208,536	17,362,688

The proposal was approved.

*	Broker nonvotes do not affect the outcome of the vote.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	NetApp, Inc. 2021 Equity Incentive Plan, as amended effective September 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETAPP, INC. (Registrant)

Date:	September 12, 2024	By:	/s/ Elizabeth O'Callahan
Elizabeth O'Callahan Executive Vice President, Chief Legal Officer and Secretary